EXHIBIT 10.1

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         Amendment No. 3 (this "Amendment"), dated as of October 24, 2002, to the Credit Agreement, dated as of June 30, 1999, among The BISYS Group, Inc., the Lenders party thereto, JP Morgan Chase Bank, Bank One, NA, Wachovia Bank, National Association and Fleet National Bank, as co-agents thereunder, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of September 28, 2000, and Amendment No. 2, dated as of September 24, 2002 (as so amended, supplemented or otherwise modified, the "Credit Agreement").

                                    RECITALS

         A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

         B. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent, with the consent of the Required Lenders, is willing to so agree.

         Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent, with the consent of the Required Lenders, hereby agree as follows:

         1. Section 7.1(a)(xiii) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           (xiii) Indebtedness in respect of Permitted Notes in
                  an aggregate amount not in excess of $300,000,000, provided that at the time of the incurrence thereof and immediately after giving effect thereto, (A) no Default shall have occurred and be continuing and (B) the Leverage Ratio shall be less than 3.00:1.00;

         2. Section 7.15 is hereby amended by substituting the following grid for the grid set forth therein:

                           Period                                  Ratio
            Effective Date through June 30, 2002                 0.45:1.00
                July 1, 2002 and thereafter                      0.50:1.00

         3. Paragraphs 1 and 2 of this Amendment shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have been satisfied being referred to herein as the "Amendment Effective Date"):

                  (a) the Administrative Agent (or its counsel) shall have received from each of the Loan Parties and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;

                  (b) the Administrative Agent shall have received for the account of each Lender which executes and delivers this Amendment on or before the date first set forth above, an amendment fee equal to 0.05% of such Lender's Commitment;

                  (c) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower hereunder; and

                  (d) the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Amendment and the transactions contemplated hereby.

         4. The Borrower hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and the respective obligations of the Loan Parties thereunder, and agrees and admits that no Loan Party has any defense to or offset against any such obligation, and (ii) represents and warrants that that no Default has occurred and is continuing and that all of the respective representations and warranties of the Loan Parties contained in the Loan

Documents are true and correct. By signing below, Pictorial, Inc. ratifies the provisions of Amendment No. 2 to the Credit Agreement. dated as of September 24, 2002.

         5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         6. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the laws of the State of New York.

         7. The Credit Agreement and the Guarantee Agreement shall in all other respects remain in full force and effect.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


THE BISYS GROUP, INC.
By: /s/ Andrew C. Corbin
    -------------------------------------------------
Name:  Andrew C. Corbin
Title: Executive Vice President

THE BANK OF New York, individually and as
Administrative Agent
By: /s/ Steven L. Wexler
   --------------------------------------------------
Name:  Steven L. Wexler
Title: Vice President

CONSENTED AND AGREED TO BY:
JP MORGAN CHASE BANK
By: /s/ Leonard D. Noll
   --------------------------------------------------
Name: Leonard D. Noll
Title: Vice President

CONSENTED AND AGREED TO BY:
BANK ONE, NA (MAIN OFFICE CHICAGO)
By: /s/ Jeffrey Lubatkin
   --------------------------------------------------
Name:  Jeffrey Lubatkin
Title: Director

CONSENTED AND AGREED TO BY:
FLEET NATIONAL BANK
By: /s/ Russ Lopinto
   --------------------------------------------------
Name:  Russ Lopinto
Title: Senior Vice President/Relationship Manager

CONSENTED AND AGREED TO BY:
PNC BANK, NATIONAL ASSOCIATION
By: /s/ Gary W. Wessels
   --------------------------------------------------
Name:  Gary W. Wessels
Title: Vice President

CONSENTED AND AGREED TO BY:
SUNTRUST BANK
By: /s/ Brian K Peters
   --------------------------------------------------
Name:  Brian K. Peters
Title: Managing Director

CONSENTED AND AGREED TO BY:
WACHOVIA BANK, NATIONAL ASSOCIATION
By:  /s/ Thomas L. Stitchberry
   --------------------------------------------------
Name:   Thomas L. Stitchberry
Title:  Managing Director

CONSENTED AND AGREED TO BY:
THE BANK OF NOVA SCOTIA
By: /s/ J. W. Campbell
   --------------------------------------------------
Name:  J. W. Campbell
Title: Industry Head

CONSENTED AND AGREED TO BY:

BISYS FINANCING COMPANY
UNIVERSAL PENSIONS, INC.
ASCENSUS INSURANCE SERVICES, INC.
BISYS FUND SERVICES OHIO, INC.
BISYS FUND SERVICES, INC.
BISYS INSURANCE SERVICES, INC.
BISYS, INC.
BISYS DOCUMENT SOLUTIONS, INC.
BISYS EDUCATION SERVICES, INC.
POTOMAC INSURANCE MARKETING GROUP, INC.
PICTORIAL, INC.

AS TO EACH OF THE FOREGOING:
By: /s/ Andrew C. Corbin
    ------------------------------------------------
Name:  Andrew C. Corbin
Title: Executive Vice President

CONSENTED AND AGREED TO BY:
BISYS INFORMATION SOLUTIONS L.P.
By: BISYS, INC., General Partner
By: /s/ Andrew C. Corbin
    ------------------------------------------------
Name:  Andrew C. Corbin
Title: Executive Vice President

BISYS DOCUMENT SOLUTIONS, L.P.
By: BISYS DOCUMENT SOLUTIONS, INC.,
General Partner

By: /s/ Andrew C. Corbin
    ------------------------------------------------
Name:  Andrew C. Corbin
Title: Executive Vice President

BISYS RETIREMENT SERVICES LP
By: BPS (GP) INC., General Partner
By: /s/ Andrew C. Corbin
    ------------------------------------------------
Name: Andrew C. Corbin
Title:   Executive Vice President

THE TONER ORGANIZATION, INC.
LIFE BROKERAGE CORPORATION
BISYS PLAN SERVICES, INC.
HARRISON JAMES, INC.
HEMISPHERE FINANCIAL SERVICES, INC.
BISYS MANAGEMENT COMPANY
DALTON PUBLICATIONS, LLC

AS TO EACH OF THE FOREGOING:

By: /s/ Andrew C. Corbin
    ------------------------------------------------
Name:  Andrew C. Corbin
Title: Executive Vice President